Supplement to the Fidelity® Institutional Short-Intermediate Government Fund's January 28, 2002
Prospectus

The following information replaces the biographical information for Andrew Dudley found under the heading "Fund Management" in the "Fund Services" section on page 17.

George Fischer is vice president and manager of Institutional Short-Intermediate Government, which he has managed since June 2002. He also manages other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as a research analyst and manager.

ISIG-02-01 June 6, 2002
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